UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 07, 2014 (Date of earliest event reported)
Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	74-2400498 (IRS Employer Identification Number)

10201 North Loop East (Address of principal executive offices)		77029 (Zip Code)
(713) 609-2110 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 7, 2014, Houston Wire & Cable Company (the "Company") reported its financial results for the quarter ended June 30, 2014. The Company's press release dated August 7, 2014, is attached as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated August 07, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 07, 2014	HOUSTON WIRE & CABLE COMPANY By: /s/ Nicol G. Graham Nicol G. Graham VP & Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Houston Wire & Cable Company dated August 07, 2014